UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2013

Swift Transportation Company

(Exact name of Registrant as specified in charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2013, the Company posted on its website a letter to its stockholders discussing its results of operations for the quarterly period and year ended December 31, 2012. Additionally, on January 23, 2013, the Company posted on its website schedules providing quarterly financial information and operating statistics by segment for the three year period ended December 31, 2012. A copy of the letter and the quarterly segment schedules are attached to this Current Report as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 and are incorporated herein by reference.

The information in this Current Report is being furnished, not filed, under Item 2.02 in this Current Report on form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Letter to stockholders dated January 23, 2013, issued by Swift Transportation Company

Exhibit 99.2	Quarterly financial information by segment for the three year period ended December 31, 2012 (Unaudited)

Exhibit 99.3	Quarterly operating statistics by segment for the three year period ended December 31, 2012 (Unaudited)

Exhibit 99.4	Quarterly adjusted operating income and operating ratio reconciliation to comparable GAAP measures by segment for the three year period ended December 31, 2012 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ VIRGINIA HENKELS
Name:	VIRGINIA HENKELS
Title:	Executive Vice President and Chief Financial Officer

Dated: January 23, 2013

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Letter to stockholders dated January 23, 2013, issued by Swift Transportation Company

Exhibit 99.2	Quarterly financial information by segment for the three year period ended December 31, 2012 (Unaudited)

Exhibit 99.3	Quarterly operating statistics by segment for the three year period ended December 31, 2012 (Unaudited)

Exhibit 99.4	Quarterly adjusted operating income and operating ratio reconciliation to comparable GAAP measures by segment for the three year period ended December 31, 2012 (Unaudited)